                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08333

                            Nuveen Investment Trust II
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                      Date of fiscal year end: July 31
                                               -------

                      Date of reporting period: July 31, 2004
                                                -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------


Nuveen Investments
Equity Funds
--------------------------------------------------------------------------------
                                               Annual Report dated July 31, 2004
                                             -----------------------------------

For investors seeking long-term capital appreciation.

[PHOTO]



Nuveen NWQ International Value Fund
Nuveen Rittenhouse Growth Fund

[LOGO] Nuveen Investments

--
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                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Throughout most of the period covered by this report, your Fund benefited from a rising stock market. The Nuveen NWQ International Value Fund provided an attractive total return on net asset value compared to its benchmarks, while the Nuveen Rittenhouse Growth Fund also posted a positive total return on net asset value for the year, but lagged behind several widely watched equity indexes. For more details about your Fund's performance, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With the recent gains in the stock market, it is natural for some investors to consider increasing or decreasing their positions in particular investments. While we encourage you to take a strong interest in the performance of your investment portfolio, we urge you to discuss any investment changes with your financial advisor before you act. We remain convinced that maintaining a well-balanced portfolio, structured and monitored with the help of an investment professional, is an important way to help you reduce overall investment risk and position yourself to achieve your long-term financial goals. In this context, your Nuveen Investments Fund can be an important building block in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

September 15, 2004



  "We remain convinced that maintaining a well-balanced portfolio, ... is an important way to help you reduce overall investment risk ..."


                             Annual Report  Page 1

  Portfolio Manager's Comments

  Nuveen NWQ International Value Fund

  We recently spoke with Paul J. Hechmer, the portfolio manager for the Nuveen NWQ International Value Fund. Paul is a senior vice president of NWQ Investment Management Company, LLC (NWQ), of which Nuveen Investments, Inc., owns a controlling interest. Paul offered his thoughts on general economic and market conditions and the performance of the Fund during the 12-month period that ended July 31, 2004.

--------------------------------------------------------------------------------


What kind of market environment did the Fund encounter during the 12-month reporting period that ended July 31, 2004?

International stock markets broadly followed the same trends as the U.S. market during the Fund's fiscal year, starting off very strong but becoming more challenging since January 2004. The U.S. economy benefited significantly from the large stimuli injected into the economy in the form of tax rebates and mortgage refinancings. As the United States remains the growth engine of the world, these beneficial effects flowed to other markets around the globe. Additionally, Asian stock markets benefited from developments closer to home, such as strong economic growth in China and cautious optimism that Japan's economy had turned a corner after years of recession.

Beginning in early 2004, conditions became more challenging for stocks as investors came to grips with a number of factors depressing equity values. These factors included geopolitical threats, highlighted by the March 2004 Madrid train bombings and continued instability in Iraq; evidence that the U.S. Federal Reserve Board would be forced to raise interest rates to avoid potential inflation (the Fed did, in fact, raise rates late in the period); fears that record-high oil prices would choke off economic growth; and indications that China would proactively seek to slow down its fast-growing economy. More moderate economic growth in the United States also helped dampen investors' expectations. Against this backdrop, global stock markets retrenched during the second half of the period but finished the 12-month reporting period in positive territory.

How did the Fund perform in this environment?

The table on the next page shows the Fund's total return as well as the performance of relevant benchmarks for the 12 months ended July 31, 2004. The Fund performed well on an absolute basis and also outperformed its benchmark based on net asset value, the MSCI EAFE Index, and peer group, the Lipper International Funds Index. The Fund's strong results can be attributed to strong security selection during a mostly favorable market environment.

What was your management approach during the period?

There were no broad strategic changes during the past 12 months. We continued to focus on individual stock-picking. As the period began, the portfolio still included a weighting in information technology stocks. Such holdings had performed particularly well as we entered the reporting period, and we continued to pare them back until we liquidated our position as the Fund's fiscal year proceeded. We also reduced the Fund's exposure to Chinese stocks. With the proceeds of these sales, we purchased securities that, in our opinion, may offer our shareholders more attractive values. All of these moves represented a general trend toward eliminating some of the portfolio's more volatile names and adding more conservative positions with relatively defensive characteristics. Such a defensive approach hindered performance late in 2003, as the market rally was concluding, but helped results in most of 2004 as economically sensitive stocks trailed their more defensive counterparts.

--------------------------------------------------------------------------------
Theviews expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns
as of 7/31/04
--------------------------------------------------------------------------------

                                                          Since
                                                        Inception
                                                 1-Year (12/20/99)
                                                 -----------------
             Nuveen NWQ International Value Fund
              A Shares at NAV                    31.21%      1.07%
              A Shares at Offer                  23.64%     -0.22%
             Lipper International Funds Index/1/ 25.08%     -4.50%
             MSCI EAFE Index/2/                  22.34%     -6.65%
             -----------------------------------------------------

Effective October 7, 2002, based upon the determination of the Fund's Board of Trustees and a shareholder vote, the Fund's sub-adviser and primary investment strategy were changed. The Fund also changed its name from Nuveen International Growth Fund to the Nuveen NWQ International Value Fund.

Returns quoted represent past performance which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.


Stocks added during the period included a variety of oil companies, ranging from relatively conservative to somewhat aggressive. When we purchased them, oil shares in general had not fully participated in the market rally, even though oil had become much more expensive - and, thus, the companies more valuable. We believed this disconnect provided the portfolio with considerable downside protection coupled with significant upside opportunity if the rise in the price of oil proves sustainable.

We also added to the Fund's holdings in the telecommunications services industry, increasing our position in Chungwha Telecom and initiating a position in KT Corporation. Due to well publicized competitive and regulatory challenges, this sector of the market has been out of favor in recent years, especially during the market's ascent, and offered what we believed were good value opportunities.

What were some of the stocks that helped relative performance during the reporting period?

On the back of a strengthening Japanese economy, many of our investments in Japan performed very well for the Fund during the 12-month period. In particular, we benefited from positions in names such as Makita, a manufacturer of power tools; Kirin Brewery, one of the world's largest brewers; and Nintendo, a leading maker of electronic gaming products. Also, a stronger economy helped some of the portfolio's materials stocks, including WMC Resources, while in the energy sector, the Fund's holdings in Canadian Natural Resources, an oil and natural gas exploration and production company, added to relative performance.

What were some of the stocks that hurt relative performance?

Results were hampered by our various holdings in the gold sector, including Gold Fields, a South African-based gold mining company. South African miners are struggling due to their very strong local currency which effectively raised their costs and hurt profit margins. Also, Korea Electric Power turned in largely flat results during the fiscal year, significantly underperforming the overall


--------------------------------------------------------------------------------
1The Lipper International Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Funds Category. The since inception data for the index represents returns for the period 12/31/99 - 7/31/04, as the returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
2The Morgan Stanley Capital International (MSCI) EAFE Index (Europe,
 Australasia, Far East) is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

                             Annual Report  Page 3
portfolio's performance. Korea Electric Power did not pass high oil prices through to its customers, which hurt the company's profitability. Finally, performance suffered from an investment in German car manufacturer Volkswagen, a stock we sold during the period. Volkswagen's earnings declined as a result of aggressive sales incentives in the U.S. market and the weak German economy.


--------------------------------------------------------------------------------


     Growth of an Assumed $10,000 Investment

     Nuveen NWQ International Value Fund

                                    [CHART]

               Nuveen NWQ International     Nuveen NWQ International    Lipper International          MSCI EAFE
Date                Value Fund (NAV)            Value Fund (Offer)           Funds Index                Index
12/31/1999            $10,000                      $ 9,425                     $10,000                 $10,000
01/31/2000             10,018                        9,442                       9,415                   9,365
02/29/2000             12,503                       11,785                      10,036                   9,617
03/31/2000             11,942                       11,255                      10,062                   9,990
04/30/2000             10,786                       10,166                       9,425                   9,465
05/31/2000              9,868                        9,301                       9,165                   9,234
06/30/2000             10,664                       10,050                       9,590                   9,595
07/31/2000             10,476                        9,874                       9,279                   9,193
08/31/2000             11,061                       10,425                       9,436                   9,273
09/30/2000             10,704                       10,089                       8,886                   8,821
10/31/2000              9,932                        9,361                       8,584                   8,613
11/30/2000              9,265                        8,732                       8,221                   8,290
12/31/2000              9,754                        9,193                       8,528                   8,584
01/31/2001              9,379                        8,840                       8,578                   8,580
02/28/2001              8,699                        8,198                       7,976                   7,936
03/31/2001              7,853                        7,402                       7,415                   7,407
04/30/2001              8,365                        7,884                       7,866                   7,922
05/31/2001              8,036                        7,574                       7,676                   7,642
06/30/2001              7,643                        7,204                       7,459                   7,330
07/31/2001              7,410                        6,984                       7,266                   7,196
08/31/2001              7,360                        6,937                       7,119                   7,014
09/30/2001              6,583                        6,205                       6,343                   6,304
10/31/2001              6,734                        6,347                       6,515                   6,465
11/30/2001              7,118                        6,709                       6,758                   6,704
12/31/2001              7,173                        6,760                       6,879                   6,743
01/31/2002              6,931                        6,532                       6,601                   6,385
02/28/2002              7,027                        6,622                       6,693                   6,430
03/31/2002              7,314                        6,894                       7,047                   6,808
04/30/2002              7,196                        6,782                       7,097                   6,822
05/31/2002              7,227                        6,812                       7,198                   6,909
06/30/2002              7,063                        6,657                       6,914                   6,634
07/31/2002              6,373                        6,007                       6,224                   5,979
08/31/2002              6,300                        5,938                       6,229                   5,965
09/30/2002              5,715                        5,387                       5,558                   5,325
10/31/2002              5,816                        5,481                       5,846                   5,611
11/30/2002              6,264                        5,903                       6,123                   5,865
12/31/2002              6,254                        5,895                       5,927                   5,668
01/31/2003              6,172                        5,817                       5,710                   5,432
02/28/2003              5,999                        5,654                       5,541                   5,307
03/31/2003              5,907                        5,567                       5,405                   5,203
04/30/2003              6,332                        5,968                       5,940                   5,713
05/31/2003              6,940                        6,541                       6,322                   6,060
06/30/2003              7,036                        6,631                       6,471                   6,206
07/31/2003              7,314                        6,894                       6,652                   6,356
08/31/2003              7,652                        7,212                       6,844                   6,510
09/30/2003              7,977                        7,518                       6,982                   6,710
10/31/2003              8,388                        7,906                       7,398                   7,128
11/30/2003              8,603                        8,108                       7,547                   7,286
12/31/2003              9,085                        8,563                       8,061                   7,855
01/31/2004              9,118                        8,593                       8,234                   7,966
02/29/2004              9,417                        8,876                       8,423                   8,150
03/31/2004              9,657                        9,102                       8,464                   8,196
04/30/2004              9,399                        8,858                       8,212                   8,011
05/31/2004              9,431                        8,889                       8,207                   8,027
06/30/2004              9,777                        9,215                       8,372                   8,214
07/31/2004              9,597                        9,045                       8,098                   7,947



The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen NWQ International Value Fund compared with the corresponding indexes. The Lipper International Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Funds category. The Morgan Stanley Capital International
(MSCI) EAFE Index (Europe, Australasia, Far East) is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Fund returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 4

--------------------------------------------------------------------------------
  Fund Spotlight as of 7/31/04               Nuveen NWQ International Value Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $20.82   $20.13   $20.14   $20.91
               --------------------------------------------------
               Inception Date 12/20/99 12/20/99 12/20/99 12/20/99
               --------------------------------------------------

Effective October 7, 2002, based upon the determination of the Fund's Board of Trustees and a shareholder vote, the Fund's sub-adviser and primary investment strategy were changed. The Fund also changed its name from Nuveen International Growth Fund to the Nuveen NWQ International Value Fund.

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 7/31/04

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                31.21%     23.64%
                        ------------------------------------------
                        Since Inception        1.07%     -0.22%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                30.00%     26.00%
                        ------------------------------------------
                        Since Inception        0.20%     -0.23%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                29.96%
                        ------------------------------------------
                        Since Inception        0.23%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                31.31%
                        ------------------------------------------
                        Since Inception        1.21%
                        ------------------------------------------

                 Top Five Stock Holdings/1/
                 Barrick Gold Corporation                  3.6%
                 ----------------------------------------------
                 Wacoal Corp. Sponsored ADR                3.5%
                 ----------------------------------------------
                 Swisscom AG Sponsored ADR                 3.3%
                 ----------------------------------------------
                 DSM NV Sponsored ADR                      3.2%
                 ----------------------------------------------
                 Kirin Brewery Company, Ltd. Sponsored ADR 3.2%
                 ----------------------------------------------

                        Average Annual Total Returns as of 6/30/04

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                38.96%     30.97%
                        ------------------------------------------
                        Since Inception        1.51%      0.19%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                37.57%     33.57%
                        ------------------------------------------
                        Since Inception        0.63%      0.20%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                37.70%
                        ------------------------------------------
                        Since Inception        0.66%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                38.93%
                        ------------------------------------------
                        Since Inception        1.65%
                        ------------------------------------------

Portfolio Allocation/1/

                                     [CHART]

Equities                  91.0%
Repurchase Agreements      9.0%

           Portfolio Statistics
           Net Assets ($000)                                  $37,796
           ----------------------------------------------------------
           Number of Stocks                                        40
           ----------------------------------------------------------
           Expense Ratio/2/                                     1.74%
           ----------------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of July 31, 2004. Holdings are subject to change.
2Class A shares after credit/reimbursement.

                            Annual Report l Page 5

  Fund Spotlight as of 7/31/04               Nuveen NWQ International Value Fund

================================================================================

Country Allocation/1/
Japan                 25.0%
---------------------------
United Kingdom        14.3
---------------------------
South Korea            5.8
---------------------------
United States          5.5
---------------------------
Italy                  4.7
---------------------------
Canada                 4.6
---------------------------
Switzerland            4.3
---------------------------
Germany                4.2
---------------------------
Australia              3.5
---------------------------
Netherlands            3.2
---------------------------
Hong Kong              3.1
---------------------------
Finland                3.0
---------------------------
Taiwan                 2.9
---------------------------
Portugal               2.6
---------------------------
France                 2.2
---------------------------
South Africa           2.1
---------------------------
Repurchase Agreements  9.0
---------------------------


1As a percentage of total holdings as of July 31, 2004. Holdings are subject to change.

Sectors/1/
Consumer Discretionary     18.9%
--------------------------------
Materials                  15.0%
--------------------------------
Consumer Staples           14.0%
--------------------------------
Utilities                  11.8%
--------------------------------
Telecommunication Services 10.8%
--------------------------------
Energy                      8.6%
--------------------------------
Industrials                 6.6%
--------------------------------
Other                       5.3%
--------------------------------
Repurchase Agreements       9.0%
--------------------------------

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance

                                            Actual Performance                  (5% return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (2/01/04) $1,000.00 $1,000.00 $1,048.90 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (7/31/04)    $1,052.60 $1,048.40 $1,048.90 $1,053.90 $1,016.70 $1,012.96 $1,012.96 $1,017.95
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    8.44 $   12.26 $   12.26 $    7.17 $    8.30 $   12.04 $   12.04 $    7.04
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.65%, 2.40%, 2.40% and 1.40% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                             Annual Report  Page 6

  Portfolio Manager's Comments

  Nuveen Rittenhouse Growth Fund

  We recently spoke with John P. Waterman, the portfolio manager for the Nuveen Rittenhouse Growth Fund. John is chief investment officer of Rittenhouse Asset Management, Inc., an affiliate of Nuveen Investments, Inc. John offered his thoughts on general economic and market conditions and on the performance of the Fund for the 12-month period ended July 31, 2004.

--------------------------------------------------------------------------------

What type of market environment did the Fund encounter during the 12-month reporting period ended July 31, 2004?

It was an up-and-down 12 months for stock prices, as investors tried to make sense of a variety of seemingly contradictory economic data. On the positive side, corporate earnings continued their strong recovery. Halfway through 2004, for example, the companies in the Standard & Poor's 500 Index reported their third consecutive quarter of earnings expansion exceeding 25%, something that hadn't happened in more than three decades. Such strong growth in profits helped propel stock prices for roughly the first half of 2004.

The strong earnings environment, however, was counterbalanced by a mixed economic picture that stalled the market's momentum during most of 2004. Employment failed to grow as quickly as many analysts expected; inflation appeared on the rise; and the nation's economy, after extremely robust growth during the third quarter of 2003, showed signs of moderating. The rapidly rising price of oil was a major reason for the slowdown, as the high oil prices have acted as a brake on the economy. Oil prices helped the performance of stocks in the energy sector but hurt those in most other sectors.

Other factors weighed on the market as well. Investors continued to worry about geopolitics, with the threat of terrorism remaining omnipresent and instability in Iraq a growing concern. Investors also were seemingly nervous about the upcoming U.S. presidential race, since the outcome of the election may have a substantial impact on the stock market's future direction.

How did the Fund perform during the 12 months ended July 31, 2004?

As shown in the table on the next page, the Fund trailed its benchmarks, the S&P 500 Index and the Russell 1000 Growth Index, along with its peer group average, the Lipper Large-Cap Growth Funds Index, for the reporting period.

The Fund's relative underperformance resulted from our emphasis on high-quality growth companies with relatively stable earnings and strong balance sheets, companies that were out of favor during the period and, in fact, have been for the last several years. Especially during the first half of the reporting period, stock investors tended to prefer lower-quality stocks, economically sensitive businesses whose earnings were likely to surprise on the upside during periods of growth.

We do believe however, that record-high corporate profits will make it relatively more difficult for low-quality stocks to continue to generate the strong earnings growth they have seen in recent periods and raise the odds that these lower-quality stocks will experience downward earnings revisions and negative earnings surprises.


--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 7

Class A Shares--
Average Annual Total Returns
as of 7/31/04
--------------------------------------------------------------------------------

                                                           Since
                                                         Inception
                                           1-Year 5-Year (12/31/97)
                                           ------------------------
            Nuveen Rittenhouse Growth Fund
            A Shares at NAV                 4.86% -4.99%     -0.39%
            A Shares at Offer              -1.17% -6.10%     -1.29%
            Lipper Large-Cap Growth Funds
              Index/1/                      6.14% -7.78%     -0.20%
            Russell 1000 Growth Index/2/    8.51% -6.96%      0.51%
            S&P 500 Index/3/               13.17% -2.24%      3.45%
            -------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

A second, lesser negative impact on results came from our lack of investment in energy companies, which, due to unexpectedly high oil prices, were among the best performers during the period. We do not generally own energy stocks because they tend to lack consistent earnings. Rather, their earnings are closely aligned with energy prices, which we do not believe we can reliably predict. Not owning these stocks during the period, however, hurt the Fund's recent performance relative to its benchmarks.

What was your management approach during the reporting period?

Our overall management approach does not change from reporting period to reporting period. We continued to base our investment decisions on the premise that earnings drive stock prices over the long term. We continued to look to buy financially strong companies we believed were likely to sustain their earnings growth. We conduct thorough research and seek to find the very best 35 to 40 large-cap growth names for our portfolio. We are patient investors and are willing to hold stocks for an extended period, even through short-term challenges, if we are confident in their prospects. We do not follow the leader by buying whatever stocks are hot at the moment. We prefer to focus on proven, established companies we believe can deliver reliable earnings growth over the next three to five years.

What were some of the stocks that helped the Fund's performance?

Conglomerate General Electric was the portfolio's top positive contributor to total return performance throughout the past 12-month reporting period. Following several years of challenging conditions, GE's businesses recently appear to have turned a corner and are enjoying a stronger environment for their products and services. In particular, the company benefited from a more stable climate for its power turbine and jet engine businesses, which have improved along with the economy and boosted GE's earnings.

The portfolio also benefited from two stocks with identical-sounding names but in very different businesses: Sysco and Cisco. Food-products distribution company Sysco continued to generate solid earnings that have outpaced those of the typical consumer staples stock. Cisco, whose products help route much of the world's Internet traffic, benefited, along with many other technology companies, from the market's recent

--------------------------------------------------------------------------------
1The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.


                             Annual Report  Page 8
ascent, although the company did give back some of its gains toward period end.

Which of your investments hurt Fund performance during the reporting period?

Fund total return during the period was hampered by investments in Amgen, Eli Lilly, and Marsh & McLennan. While earnings for Amgen, a leading biotechnology firm, remained strong, investors were concerned about how recent changes in the reimbursement of Medicare claims would affect the company's earnings and its long-term growth potential. Pharmaceutical stock Eli Lilly was hurt by concerns about a loss of market share in one of its major drugs, Zyprexa, for treating schizophrenia. We continued to own the stock because we believed in its long-term growth prospects, it faces no near term patent expirations, and it has a very strong portfolio of new drugs coming to market the next several years. Finally, Marsh & McLennan (MMC), the world's largest insurance brokerage company, saw its shares fall following questions about the firm's earnings. These questions stemmed from problems with MMC's Putnam Investments unit, one of the companies involved in last year's mutual fund trading scandals.
Investors also had concerns about pricing power in the property-casualty business, which provides a significant portion of the company's profits. We have continued to evaluate the Fund's position in MMC.
--------------------------------------------------------------------------------

     Growth of an Assumed $10,000 Investment

     Nuveen Rittenhouse Growth Fund

                                    [CHART]

                Nuveen Rittenhouse     Nuveen Rittenhouse     Lipper Large-Cap     Russell 1000         S&P 500
Date             Growth Fund (NAV)     Growth Fund (Offer)   Growth Funds Index    Growth Index          Index
----------      ------------------     -------------------   ------------------    ------------        ---------
12/31/1997          10,000                     9,425                10,000             10,000            10,000
01/31/1998          10,220                     9,632                10,177             10,299            10,111
02/28/1998          10,810                    10,188                10,955             11,073            10,840
03/31/1998          11,185                    10,542                11,464             11,515            11,395
04/30/1998          11,304                    10,654                11,657             11,674            11,510
05/31/1998          11,084                    10,447                11,395             11,343            11,312
06/30/1998          11,594                    10,927                12,047             12,037            11,771
07/31/1998          11,374                    10,720                12,041             11,957            11,645
08/31/1998           9,739                     9,179                10,075             10,163             9,964
09/30/1998          10,334                     9,740                10,807             10,943            10,600
10/31/1998          11,359                    10,706                11,504             11,823            11,462
11/30/1998          11,919                    11,234                12,295             12,723            12,158
12/31/1998          12,527                    11,807                13,647             13,870            12,858
01/31/1999          12,643                    11,916                14,533             14,684            13,396
02/28/1999          12,502                    11,783                13,936             14,013            12,979
03/31/1999          12,809                    12,072                14,727             14,752            13,498
04/30/1999          12,869                    12,129                14,777             14,771            14,021
05/31/1999          12,297                    11,590                14,288             14,318            13,690
06/30/1999          13,055                    12,304                15,281             15,320            14,450
07/31/1999          12,584                    11,860                14,801             14,833            13,999
08/31/1999          12,804                    12,068                14,804             15,074            13,930
09/30/1999          12,283                    11,576                14,655             14,758            13,549
10/31/1999          13,596                    12,814                15,779             15,872            14,406
11/30/1999          13,827                    13,032                16,558             16,729            14,702
12/31/1999          14,291                    13,470                18,398             18,469            15,565
01/31/2000          13,880                    13,082                17,660             17,603            14,783
02/29/2000          13,408                    12,637                18,589             18,464            14,504
03/31/2000          14,491                    13,658                19,894             19,786            15,922
04/30/2000          14,587                    13,748                18,354             18,844            15,443
05/31/2000          14,305                    13,483                17,297             17,894            15,126
06/30/2000          14,998                    14,135                18,440             19,250            15,500
07/31/2000          14,591                    13,752                18,066             18,448            15,258
08/31/2000          15,299                    14,419                19,629             20,117            16,206
09/30/2000          14,852                    13,998                18,131             18,214            15,350
10/31/2000          14,897                    14,041                17,172             17,353            15,286
11/30/2000          14,170                    13,355                14,867             14,795            14,081
12/31/2000          14,250                    13,431                14,775             14,327            14,150
01/31/2001          13,919                    13,119                15,205             15,317            14,652
02/28/2001          12,710                    11,980                12,851             12,716            13,316
03/31/2001          11,742                    11,067                11,516             11,333            12,472
04/30/2001          12,560                    11,838                12,753             12,766            13,441
05/31/2001          12,530                    11,809                12,656             12,579            13,531
06/30/2001          11,963                    11,275                12,292             12,287            13,202
07/31/2001          11,998                    11,308                11,851             11,980            13,073
08/31/2001          11,246                    10,599                10,951             11,000            12,255
09/30/2001          10,624                    10,013                 9,849              9,902            11,264
10/31/2001          10,724                    10,107                10,258             10,422            11,479
11/30/2001          11,607                    10,939                11,197             11,423            12,360
12/31/2001          11,527                    10,864                11,249             11,402            12,469
01/31/2002          11,201                    10,557                10,995             11,200            12,287
02/28/2002          10,920                    10,292                10,540             10,735            12,050
03/31/2002          11,170                    10,528                10,963             11,107            12,503
04/30/2002          10,217                     9,630                10,233             10,200            11,745
05/31/2002           9,921                     9,351                10,047              9,953            11,658
06/30/2002           9,320                     8,784                 9,229              9,033            10,828
07/31/2002           8,768                     8,264                 8,534              8,536             9,985
08/31/2002           8,883                     8,372                 8,581              8,562            10,049
09/30/2002           7,965                     7,507                 7,750              7,674             8,957
10/31/2002           8,798                     8,292                 8,346              8,377             9,745
11/30/2002           8,863                     8,353                 8,692              8,832            10,319
12/31/2002           8,392                     7,909                 8,086              8,222             9,714
01/31/2003           8,191                     7,720                 7,899              8,022             9,459
02/28/2003           8,061                     7,597                 7,815              7,985             9,317
03/31/2003           8,261                     7,786                 7,962              8,134             9,408
04/30/2003           8,853                     8,344                 8,544              8,735            10,183
05/31/2003           9,064                     8,543                 8,963              9,171            10,719
06/30/2003           9,054                     8,533                 9,037              9,297            10,857
07/31/2003           9,294                     8,760                 9,300              9,529            11,048
08/31/2003           9,390                     8,850                 9,528              9,766            11,263
09/30/2003           9,294                     8,760                 9,325              9,662            11,144
10/31/2003           9,716                     9,157                 9,891             10,205            11,774
11/30/2003           9,721                     9,162                 9,985             10,312            11,878
12/31/2003          10,032                     9,455                10,267             10,669            12,500
01/31/2004          10,192                     9,606                10,464             10,886            12,730
02/29/2004          10,338                     9,743                10,509             10,956            12,907
03/31/2004          10,152                     9,568                10,391             10,752            12,712
04/30/2004           9,947                     9,375                10,159             10,627            12,513
05/31/2004          10,022                     9,445                10,342             10,825            12,684
06/30/2004          10,087                     9,507                10,490             10,960            12,930
07/31/2004           9,746                     9,186                 9,870             10,341            12,502


The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Rittenhouse Growth Fund compared with the corresponding indexes. The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Fund returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 9

--------------------------------------------------------------------------------
  Fund Spotlight as of 7/31/04                    Nuveen Rittenhouse Growth Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $19.43   $18.50   $18.51   $19.75
               --------------------------------------------------
               Inception Date 12/31/97 12/31/97 12/31/97 12/31/97
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 7/31/04

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                 4.86%     -1.17%
                        ------------------------------------------
                        5-Year                -4.99%     -6.10%
                        ------------------------------------------
                        Since Inception       -0.39%     -1.29%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                 4.05%      0.05%
                        ------------------------------------------
                        5-Year                -5.71%     -5.90%
                        ------------------------------------------
                        Since Inception       -1.13%     -1.13%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                 4.05%
                        ------------------------------------------
                        5-Year                -5.71%
                        ------------------------------------------
                        Since Inception       -1.13%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                 5.11%
                        ------------------------------------------
                        5-Year                -4.77%
                        ------------------------------------------
                        Since Inception       -0.15%
                        ------------------------------------------

                    Top Five Stock Holdings/1/
                    General Electric Company           5.2%
                    ---------------------------------------
                    American International Group, Inc. 4.8%
                    ---------------------------------------
                    Pfizer Inc.                        4.6%
                    ---------------------------------------
                    Microsoft Corporation              4.2%
                    ---------------------------------------
                    Citigroup Inc.                     4.1%
                    ---------------------------------------

                        Average Annual Total Returns as of 6/30/04

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                11.41%      5.01%
                        ------------------------------------------
                        5-Year                -5.03%     -6.15%
                        ------------------------------------------
                        Since Inception        0.13%     -0.78%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                10.56%      6.56%
                        ------------------------------------------
                        5-Year                -5.75%     -5.94%
                        ------------------------------------------
                        Since Inception       -0.61%     -0.61%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                10.55%
                        ------------------------------------------
                        5-Year                -5.75%
                        ------------------------------------------
                        Since Inception       -0.61%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                11.64%
                        ------------------------------------------
                        5-Year                -4.82%
                        ------------------------------------------
                        Since Inception        0.37%
                        ------------------------------------------

Portfolio Allocation/1/

                                     [CHART]

Equities                  96.5%
Repurchase Agreements      3.5%

              Portfolio Statistics
              Net Assets ($000)                          $271,186
              ---------------------------------------------------
              Average Market Capitalization (Stocks) $121 billion
              ---------------------------------------------------
              Number of Stocks                                 38
              ---------------------------------------------------
              Expense Ratio/2/                              1.43%
              ---------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of July 31, 2004. Holdings are subject to change.
2Class A shares after credit/reimbursement.

                            Annual Report l Page 10

  Fund Spotlight as of 7/31/04                    Nuveen Rittenhouse Growth Fund

================================================================================


Sectors/1/
Financials             19.2%
----------------------------
Healthcare             19.0%
----------------------------
Consumer Staples       18.4%
----------------------------
Information Technology 18.1%
----------------------------
Industrials            12.9%
----------------------------
Consumer Discretionary  8.9%
----------------------------
Repurchase Agreements   3.5%
----------------------------

1As a percentage of total holdings as of July 31, 2004. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------
                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (2/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (7/31/04)    $  956.20 $  952.60 $  952.70 $  957.30   $1,017.90 $1,014.16 $1,014.16 $1,019.15
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.88 $   10.52 $   10.52 $    5.66   $    7.09 $   10.85 $   10.85 $    5.84
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.41%, 2.16%, 2.16% and 1.16% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 11

Portfolio of Investments
NUVEEN NWQ INTERNATIONAL VALUE FUND
July 31, 2004

                                                                               Market
 Shares Description                                                             Value
-------------------------------------------------------------------------------------
        COMMON STOCKS - 91.3%

        Consumer Discretionary - 19.0%

 38,122 Dai Nippon Printing Co., Ltd. Unsponsored ADR                $      1,078,792

 35,740 Fuji Photo Film Co., Ltd. Unsponsored ADR                           1,081,135

 59,300 Makita Corporation Sponsored ADR                                      850,955

 76,500 Matsushita Electric Industrial Co., Ltd. Sponsored ADR              1,029,690

 76,228 Nintendo Co., Ltd. ADR                                              1,071,003

 71,870 Sekisui House, Ltd. Sponsored ADR                                     729,481

 25,983 Wacoal Corp. Sponsored ADR                                          1,338,125
-------------------------------------------------------------------------------------
        Consumer Staples - 14.1%

 62,800 Associated British Foods PLC Unsponsored ADR                          719,449

 56,291 J Sainsbury plc Sponsored ADR                                       1,097,677

121,500 Kirin Brewery Company, Ltd. Sponsored ADR                           1,202,850

 90,075 Shiseido Company, Limited Sponsored ADR                             1,125,938

 48,339 Tate & Lyle plc Sponsored ADR                                       1,174,638
-------------------------------------------------------------------------------------
        Energy - 8.6%

 11,498 Canadian Natural Resources Ltd.                                       381,504

 10,700 Eni S.p.A. Sponsored ADR                                            1,099,104

  8,443 Shell Transport & Trading Company plc Sponsored ADR                   369,803

 20,089 Suncor Energy, Inc.                                                   582,179

 11,500 Technip SA ADR                                                        403,650

  4,300 Total SA Sponsored ADR                                                418,605
-------------------------------------------------------------------------------------
        Financials - 2.4%

  7,926 Deutsche Bank AG                                                      550,857

  5,600 UBS AG Registered                                                     373,912
-------------------------------------------------------------------------------------
        Healthcare - 2.8%

 18,635 Schering AG ADR                                                     1,053,809
-------------------------------------------------------------------------------------
        Industrials - 6.6%

 47,680 BAE Systems plc Sponsored ADR                                         758,112

 87,430 Metso Corporation Sponsored ADR                                     1,140,962

 33,000 Tomkins plc Sponsored ADR                                             613,800
-------------------------------------------------------------------------------------
        Materials - 15.1%

 47,680 Alumina Limited Sponsored ADR                                         699,466

 11,400 AngloGold Ashanti Limited Sponsored ADR                               373,806

 71,378 Barrick Gold Corporation                                            1,364,747

 96,100 DSM NV Sponsored ADR                                                1,220,470

 39,510 Gold Fields Limited Sponsored ADR                                     405,373

 11,080 POSCO ADR                                                             401,982

  5,823 Rio Tinto plc Sponsored ADR                                           610,658

 41,400 WMC Resources Limited Sponsored ADR                                   613,548
-------------------------------------------------------------------------------------
        Telecommunication Services - 10.8%

 69,516 Chunghwa Telecom Co., Ltd. ADR                                      1,117,817

 58,268 KT Corporation Sponsored ADR                                        1,036,588

----
12

                                                                                     Market
      Shares Description                                                              Value
---------------------------------------------------------------------------------------------
             Telecommunication Services (continued)

      38,500 Swisscom AG Sponsored ADR                                    $      1,256,640

      31,688 Telecom Italia S.p.A., Sponsored ADR                                  681,292
---------------------------------------------------------------------------------------------
             Utilities - 11.9%

     209,810 CLP Holdings Limited Sponsored ADR                                  1,164,446

      37,190 EDP - Electricidade de Portugal, S.A. Sponsored ADR                   999,667

     124,925 Korea Electric Power Corporation (KEPCO) Sponsored ADR              1,158,053

      61,490 United Utilities plc Sponsored ADR                                  1,169,540
---------------------------------------------------------------------------------------------
             Total Common Stocks (cost $27,716,873)                             34,520,123
             ----------------------------------------------------------------------------

   Principal                                                                         Market
Amount (000) Description                                                              Value
---------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS - 9.1%

    $  3,414 State Street Bank Repurchase Agreement, 1.250%, dated               3,414,000
              7/30/04, due 8/02/04, repurchase price
              $3,414,356, collateralized by $2,855,000 U.S. Treasury
              Bonds, 6.750%, due 8/15/26, value $3,483,100
---------------------------------------------------------------------------------------------
             Total Repurchase Agreements (cost $3,414,000)                       3,414,000
             ----------------------------------------------------------------------------
             Total Investments (cost $31,130,873) - 100.4%                      37,934,123
             ----------------------------------------------------------------------------
             Other Assets Less Liabilities - (0.4%)%                              (138,162)
             ----------------------------------------------------------------------------
             Net Assets - 100%                                            $     37,795,961
             ----------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
13

Portfolio of Investments
NUVEEN RITTENHOUSE GROWTH FUND
July 31, 2004

                                                                               Market
 Shares Description                                                             Value
-------------------------------------------------------------------------------------
        COMMON STOCKS - 97.2%

        Consumer Discretionary - 9.0%

142,000 Bed Bath & Beyond Inc. #                                     $      5,025,380

 83,000 Gannett Co., Inc.                                                   6,900,620

123,000 Lowe's Companies, Inc.                                              5,992,560

 30,000 Omnicom Group Inc.                                                  2,160,600

 98,000 Target Corporation                                                  4,272,800
-------------------------------------------------------------------------------------
        Consumer Staples - 18.5%

145,000 Anheuser-Busch Companies, Inc.                                      7,525,500

115,000 Colgate-Palmolive Company                                           6,118,000

149,000 PepsiCo, Inc.                                                       7,450,000

136,000 Procter & Gamble Company                                            7,092,400

144,000 Sysco Corporation                                                   4,960,800

180,000 Wal-Mart Stores, Inc.                                               9,541,800

203,000 Walgreen Co.                                                        7,389,200
-------------------------------------------------------------------------------------
        Financials - 19.4%

120,000 AFLAC Incorporated                                                  4,756,800

184,000 American International Group, Inc.                                 12,999,600

254,000 Citigroup Inc.                                                     11,198,860

269,000 MBNA Corporation                                                    6,641,610

115,000 Marsh & McLennan Companies, Inc.                                    5,103,700

106,000 Morgan Stanley                                                      5,228,980

115,000 Wells Fargo & Company                                               6,602,150
-------------------------------------------------------------------------------------
        Healthcare - 19.1%

164,000 Amgen Inc. #                                                        9,328,320

137,000 Johnson & Johnson                                                   7,571,990

 50,000 Eli Lilly and Company                                               3,186,000

193,000 Medtronic, Inc.                                                     9,586,310

390,000 Pfizer Inc.                                                        12,464,400

 46,000 Stryker Corporation                                                 2,193,280

119,000 UnitedHealth Group Incorporated                                     7,485,100
-------------------------------------------------------------------------------------
        Industrials - 13.0%

160,000 First Data Corporation                                              7,137,600

430,000 General Electric Company                                           14,297,500

 42,000 3M Co.                                                              3,459,120

105,000 United Parcel Service, Inc., Class B                                7,555,800

 30,000 United Technologies Corporation                                     2,805,000
-------------------------------------------------------------------------------------
        Information Technology - 18.2%

332,000 Cisco Systems, Inc. #                                               6,925,520

225,000 Dell Inc. #                                                         7,980,750

272,000 Intel Corporation                                                   6,631,360

105,000 International Business Machines Corporation (IBM)                   9,142,350

398,000 Microsoft Corporation                                              11,327,080

----
14

                                                                                     Market
      Shares Description                                                              Value
---------------------------------------------------------------------------------------------
             Information Technology (continued)

     366,000 Oracle Corporation #                                         $      3,846,660

     170,000 Texas Instruments Incorporated                                      3,626,100
---------------------------------------------------------------------------------------------
             Total Common Stocks - (cost $280,358,444)                         263,511,600
             ----------------------------------------------------------------------------

   Principal                                                                         Market
Amount (000) Description                                                              Value
---------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS - 3.4%

    $  9,420 State Street Bank Repurchase Agreement, 1.250%, dated               9,420,285
              7/30/04, due 8/02/04, repurchase price
              $9,421,266, collateralized by $8,465,000 U.S. Treasury
              Bonds, 6.125%, due 8/15/29, value $9,614,081
---------------------------------------------------------------------------------------------
             Total Repurchase Agreements (cost $9,420,285)                       9,420,285
             ----------------------------------------------------------------------------
             Total Investments (cost $289,778,729) - 100.6%                    272,931,885
             ----------------------------------------------------------------------------
             Other Assets Less Liabilities - (0.6)%                             (1,745,709)
             ----------------------------------------------------------------------------
             Net Assets - 100%                                            $    271,186,176
             ----------------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
15

Statement of Assets and Liabilities
July 31, 2004

                                                                                         NWQ
                                                                               International   Rittenhouse
                                                                                       Value        Growth
----------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $31,130,873 and $289,778,729, respectively) $ 37,934,123  $272,931,885
Cash                                                                                    820            11
Receivables:
  Dividends and interest                                                            278,037       206,567
  Reclaims                                                                           70,738            --
  Shares sold                                                                        14,650        54,061
Other assets                                                                             35        91,503
----------------------------------------------------------------------------------------------------------
    Total assets                                                                 38,298,403   273,284,027
----------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                             360,793       737,532
  Shares redeemed                                                                    23,675       605,743
Accrued expenses:
  Management fees                                                                    32,264       185,839
  12b-1 distribution and service fees                                                10,703       185,925
  Other                                                                              75,007       382,812
----------------------------------------------------------------------------------------------------------
    Total liabilities                                                               502,442     2,097,851
----------------------------------------------------------------------------------------------------------
Net assets                                                                     $ 37,795,961  $271,186,176
----------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                     $  5,579,870  $ 53,804,136
Shares outstanding                                                                  268,055     2,769,057
Net asset value per share                                                      $      20.82  $      19.43
Offering price per share (net asset value per share plus
 maximum sales charge of 5.75% of offering price)                              $      22.09  $      20.62
----------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                     $  5,378,250  $114,954,154
Shares outstanding                                                                  267,204     6,213,258
Net asset value and offering price per share                                   $      20.13  $      18.50
----------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                     $  6,133,135  $ 86,375,669
Shares outstanding                                                                  304,452     4,665,788
Net asset value and offering price per share                                   $      20.14  $      18.51
----------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                     $ 20,704,706  $ 16,052,217
Shares outstanding                                                                  990,344       812,855
Net asset value and offering price per share                                   $      20.91  $      19.75
----------------------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------
Capital paid-in                                                                $ 44,751,109  $380,709,068
Undistributed net investment income                                                 349,576            --
Accumulated net realized gain (loss) from investments and
  foreign currency transactions                                                 (14,116,962)  (92,676,048)
Net unrealized appreciation (depreciation) of investments                         6,803,250   (16,846,844)
Net unrealized appreciation on translation of assets and liabilities
 denominated in foreign currencies                                                    8,988            --
----------------------------------------------------------------------------------------------------------
Net assets                                                                     $ 37,795,961  $271,186,176
----------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
16

Statement of Operations
Year Ended July 31, 2004

                                                                                         NWQ
                                                                               International   Rittenhouse
                                                                                       Value        Growth
----------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax withheld of $135,562 and $14,295, respectively)     $  942,695  $ 3,479,839
Interest                                                                              20,253       68,228
----------------------------------------------------------------------------------------------------------
Total investment income                                                              962,948    3,548,067
----------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                      344,155    2,595,447
12b-1 service fees - Class A                                                          11,759      156,124
12b-1 distribution and service fees - Class B                                         48,475    1,328,916
12b-1 distribution and service fees - Class C                                         49,489      981,383
Shareholders' servicing agent fees and expenses                                       29,552      841,369
Custodian's fees and expenses                                                         28,608       84,247
Trustees' fees and expenses                                                            1,016       11,577
Professional fees                                                                     19,302       15,486
Shareholders' reports - printing and mailing expenses                                 17,987      212,782
Federal and state registration fees                                                   45,476       30,920
Other expenses                                                                         3,531       18,402
----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                 599,350    6,276,653
  Custodian fee credit                                                                  (989)         (35)
  Expense reimbursement                                                                   --     (155,774)
----------------------------------------------------------------------------------------------------------
Net expenses                                                                        598,361     6,120,844
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                         364,587   (2,572,777)
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
  Investments                                                                      3,878,537   (4,015,943)
  Foreign currencies                                                                    (669)          --
Net change in unrealized appreciation (depreciation) of investments                3,852,472   21,291,257
Net change in unrealized appreciation on translation of assets and liabilities
 denominated in foreign currencies                                                     2,248           --
----------------------------------------------------------------------------------------------------------
Net gain                                                                           7,732,588   17,275,314
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                        $8,097,175  $14,702,537
----------------------------------------------------------------------------------------------------------





                                See accompanying notes to financial statements.

----
17

Statement of Changes in Net Assets


                                                    NWQ International Value         Rittenhouse Growth
                                                   -------------------------    --------------------------
                                                     Year Ended     Year Ended     Year Ended     Year Ended
                                                        7/31/04        7/31/03        7/31/04        7/31/03
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                       $   364,587   $    266,741   $ (2,572,777)  $ (2,882,649)
Net realized gain (loss):
 Investments                                         3,878,537        612,170     (4,015,943)   (18,032,703)
 Foreign currencies                                       (669)        50,644             --             --
Net change in unrealized appreciation
 (depreciation) of investments                       3,852,472      1,553,817     21,291,257     34,463,331
Net change in unrealized appreciation on
 translation of assets and liabilities
 denominated in foreign currencies                        2,248          3,198             --             --
-------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations           8,097,175      2,486,570     14,702,537     13,547,979
-------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                               (40,994)            --             --             --
 Class B                                               (14,578)            --             --             --
 Class C                                               (14,836)            --             --             --
 Class R                                              (198,532)            --             --             --
-------------------------------------------------------------------------------------------------------------
Decrease in net assets from distribution to
 shareholders                                         (268,940)            --             --             --
-------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from shares issued in the reorganization
 of European Value                                          --      6,358,876             --             --
Proceeds from shares issued in the reorganization
 of Innovation                                              --             --             --     21,232,852
Proceeds from sale of shares                         8,798,677     14,327,738     21,115,748     27,572,422
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                       92,264             --             --             --
-------------------------------------------------------------------------------------------------------------
                                                     8,890,941     20,686,614     21,115,748     48,805,274
Cost of shares redeemed                             (4,705,416)   (17,043,424)   (83,628,277)   (88,820,307)
Redemption fees                                          9,050         12,449             --             --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                  4,194,575      3,655,639    (62,512,529)   (40,015,033)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets               12,022,810      6,142,209    (47,809,993)   (26,467,054)
Net assets at the beginning of period                25,773,151     19,630,942    318,996,168    345,463,222
-------------------------------------------------------------------------------------------------------------
Net assets at the end of period                    $37,795,961   $ 25,773,151   $271,186,176   $318,996,168
-------------------------------------------------------------------------------------------------------------
Undistributed net investment income at the end of
 period                                            $   349,576   $    253,929   $         --   $         --
-------------------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
18

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ International Value Fund ("NWQ International Value") and Nuveen Rittenhouse Growth Fund ("Rittenhouse Growth") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1997.

After the close of business on June 13, 2003, NWQ International Value acquired all of the net assets of Nuveen European Value Fund ("European Value") pursuant to a plan of reorganization previously approved by the shareholders of European Value. The acquisition was accomplished by a tax-free exchange of Class A, B, C and R Shares of NWQ International Value for the outstanding Class A, B, C and R Shares of European Value, respectively. European Value's net assets of $6,358,876 at that date included $741,833 of net unrealized appreciation which was combined with that of NWQ International Value. The combined net assets of NWQ International Value immediately after the acquisition were $25,666,987.

After the close of business on July 28, 2003, Rittenhouse Growth acquired all of the net assets of Nuveen Innovation Fund ("Innovation") pursuant to a plan of reorganization previously approved by the shareholders of Innovation. The acquisition was accomplished by a tax-free exchange of Class A, B, C and R Shares of Rittenhouse Growth for the outstanding Class A, B, C and R Shares of Innovation, respectively. Innovation's net assets of $21,232,852 at that date included $1,587,425 of net unrealized appreciation which was combined with that of Rittenhouse Growth. The combined net assets of Rittenhouse Growth immediately after the acquisition were $322,478,740.

Effective October 7, 2002, the Nuveen International Growth Fund changed its name to the Nuveen NWQ International Value Fund as a result of the Board of Trustees and Shareholders' approval of NWQ Investment Management Company, LLC ("NWQ") as the Fund's new sub-adviser. Nuveen Investments, Inc. owns a controlling interest in NWQ, while key management of NWQ owns a non-controlling minority interest. NWQ International Value primarily invests in U.S.-traded American Depositary Receipts in an attempt to provide long-term capital appreciation.

Rittenhouse Growth ordinarily invests at least 65% of its total assets in equity securities of large-capitalization companies with a high financial strength rating and a history of consistent earnings and predictable earnings growth ("blue chip companies") in an attempt to provide long-term growth of capital.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are provided by a pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 2004, there were no such outstanding purchase commitments in either of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.


----
19

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

NWQ International Value imposes a 2% redemption fee on certain redemptions or exchange transactions within 30 days of acquisition. During the fiscal year ended July 31, 2004, $9,050 of redemption fees were imposed on shares redeemed and recorded as an increase to the Fund's capital paid-in.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2004.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that NWQ International Value invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Foreign Currency Transactions
NWQ International Value may engage in foreign currency exchange transactions in connection with its portfolio investments and assets and liabilities denominated in foreign currencies. The Fund may engage in foreign currency forward, options and futures contracts. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, the Fund may segregate assets to cover its futures contracts obligations.

The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not enter into any foreign currency forward, options or futures contracts during the fiscal year ended July 31, 2004.


----
20

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                 NWQ International Value
                                                     -----------------------------------------------
                                                           Year Ended              Year Ended
                                                            7/31/04                  7/31/03
                                                     ---------------------  ------------------------
                                                        Shares       Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares issued in the reorganization of European Value:
  Class A                                                  --  $        --      70,059  $  1,098,633
  Class B                                                  --           --      89,684     1,367,606
  Class C                                                  --           --      17,844       272,074
  Class R                                                  --           --     229,382     3,620,563
Shares sold:
  Class A                                             122,676    2,409,109     754,221    10,381,734
  Class B                                              51,471      972,566      11,938       178,853
  Class C                                             151,074    2,888,459     193,093     2,598,482
  Class R                                             130,486    2,528,543      79,946     1,168,669
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               1,204       23,614          --            --
  Class B                                                 395        7,536          --            --
  Class C                                                 238        4,548          --            --
  Class R                                               2,874       56,566          --            --
-----------------------------------------------------------------------------------------------------
                                                      460,418    8,890,941   1,446,167    20,686,614
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (99,345)  (1,877,747)   (868,191)  (12,015,984)
  Class B                                             (30,537)    (582,439)    (44,777)     (605,934)
  Class C                                            (104,436)  (1,930,169)   (294,495)   (3,977,502)
  Class R                                             (15,777)    (315,061)    (32,428)     (444,004)
Redemption fees:
  Class A                                                  --        7,626          --         9,798
  Class B                                                  --          246          --           237
  Class C                                                  --          260          --         2,414
  Class R                                                  --          918          --            --
-----------------------------------------------------------------------------------------------------
                                                     (250,095)  (4,696,366) (1,239,891)  (17,030,975)
-----------------------------------------------------------------------------------------------------
Net increase                                          210,323  $ 4,194,575     206,276  $  3,655,639
-----------------------------------------------------------------------------------------------------



----
21

                                                                   Rittenhouse Growth
                                                   --------------------------------------------------
                                                          Year Ended                Year Ended
                                                            7/31/04                   7/31/03
                                                   ------------------------  ------------------------
                                                        Shares        Amount      Shares        Amount
------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of Innovation:
  Class A                                                  --  $         --     243,971  $  4,561,299
  Class B                                                  --            --     423,587     7,598,131
  Class C                                                  --            --     401,311     7,202,969
  Class R                                                  --            --      98,669     1,870,453
Shares sold:
  Class A                                             331,301     6,500,213     676,352    11,821,572
  Class B                                             188,467     3,532,522     287,356     4,807,333
  Class C                                             328,634     6,225,739     459,842     8,654,195
  Class R                                             238,518     4,857,274     130,746     2,289,322
------------------------------------------------------------------------------------------------------
                                                    1,086,920    21,115,748   2,721,834    48,805,274
------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                          (1,051,952)  (20,738,821) (1,145,052)  (19,635,446)
  Class B                                          (1,691,798)  (31,990,370) (1,633,949)  (27,039,679)
  Class C                                          (1,469,756)  (27,718,410) (1,243,981)  (21,475,628)
  Class R                                            (159,183)   (3,180,676) (1,191,191)  (20,669,554)
------------------------------------------------------------------------------------------------------
                                                   (4,372,689)  (83,628,277) (5,214,173)  (88,820,307)
------------------------------------------------------------------------------------------------------
Net increase (decrease)                            (3,285,769) $(62,512,529) (2,492,339) $(40,015,033)
------------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investment securities for the fiscal year ended July 31, 2004, were as follows:

                                                         NWQ
                                               International  Rittenhouse
                                                       Value       Growth
      -------------------------------------------------------------------
      Purchases                                  $14,347,479 $ 56,679,819
      Sales and maturities                        12,577,197  118,594,473
      -------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on security transactions.

At July 31, 2004, the cost of investments were as follows:

                                               NWQ
                                     International  Rittenhouse
                                             Value       Growth
                 ----------------------------------------------
                 Cost of investments   $31,220,810 $289,819,672
                 ----------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2004, were as follows:

                                                                    NWQ
                                                          International    Rittenhouse
                                                                  Value         Growth
--------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                               $6,917,464  $ 14,426,323
  Depreciation                                                 (204,151)  (31,314,110)
--------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments    $6,713,313  $(16,887,787)
--------------------------------------------------------------------------------------


----
22

The tax components of undistributed net investment income and net realized gains at July 31, 2004, were as follows:

                                                          NWQ
                                                International Rittenhouse
                                                        Value      Growth
       ------------------------------------------------------------------
       Undistributed net ordinary income*            $349,516       $  --
       Undistributed net long-term capital
       gains                                               --          --
       ------------------------------------------------------------------

* Net ordinary income consists of taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended July 31, 2004, was designated for purposes of the dividends paid deduction as follows:

                                                         NWQ
                                               International
2004                                                   Value
------------------------------------------------------------
Distributions from net ordinary income*             $269,000
Distributions from net long-term capital gains            --
------------------------------------------------------------

* Net ordinary income consists of taxable income derived from dividends, interest and net short-term capital gains, if any.

NWQ International Value made no distributions from net ordinary income or net long-term capital gains during the fiscal year ended July 31, 2003.

Rittenhouse Growth made no distributions from net ordinary income or net long-term capital gains during the fiscal years ended July 31, 2003 and July 31, 2004.

At July 31, 2004, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                          NWQ
                                                International Rittenhouse
                                                        Value      Growth
       ------------------------------------------------------------------
       Expiration year:
        2008                                      $        -- $   952,628
        2009                                               --          --
        2010                                       12,154,550  15,924,419
        2011                                          174,656  57,624,742
        2012                                               --  10,576,244
       ------------------------------------------------------------------
       Total                                      $12,329,206 $85,078,033
       ------------------------------------------------------------------

As of July 31, 2004, NWQ International Value and Rittenhouse Growth, as the successors of the reorganizations with European Value and Innovation, respectively, had additional unused capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any.

                                                          NWQ
                                                International Rittenhouse
                                                        Value      Growth
       ------------------------------------------------------------------
       Expiration year:
        2008                                       $       --  $3,779,448
        2009                                          906,727     944,862
        2010                                          791,093     944,862
       ------------------------------------------------------------------
                                                   $1,697,820  $5,669,172
       ------------------------------------------------------------------

RIttenhouse Growth elected to defer $1,887,901 of net realized losses from investments and currency transactions incurred from November 1, 2003 through July 31, 2004 ("post-October losses") in accordance with Federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year.


----
23

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund paid an annual management fee through July 31, 2004, payable monthly, at the rates set forth below which were based upon the average daily net assets of each Fund as follows:

                                                         NWQ
                                               International  Rittenhouse
      Average Daily Net Assets                         Value       Growth
      --------------------------------------------------------------------
      For the first $125 million                      1.0500%       .8500%
      For the next $125 million                       1.0375        .8375
      For the next $250 million                       1.0250        .8250
      For the next $500 million                       1.0125        .8125
      For the next $1 billion                         1.0000        .8000
      For net assets over $2 billion                   .9750        .7750
      --------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ and Rittenhouse Asset Management, Inc. ("Rittenhouse"), a wholly owned subsidiary of Nuveen Investments, Inc. NWQ and Rittenhouse manage the investment portfolios of NWQ International Value and Rittenhouse Growth, respectively. NWQ and Rittenhouse are compensated for their services to the Funds from the management fee paid to the Adviser.

As approved by the Board of Trustees, a complex-wide management fee structure has been adopted by all funds sponsored by the Adviser and its affiliates effective August 1, 2004. This structure separates each fund's management fee into two components--a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets managed within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately .004% starting August 1, 2004.

The complex-level fee schedule for all funds in the Nuveen fund complex is as follows:

                                                     Complex-level
            Complex-level Assets/(1)/                     Fee Rate
            -------------------------------------------------------
            For the first $55 billion                        .2000%
            For the next $1 billion                          .1800
            For the next $1 billion                          .1600
            For the next $3 billion                          .1425
            For the next $3 billion                          .1325
            For the next $3 billion                          .1250
            For the next $5 billion                          .1200
            For the next $5 billion                          .1175
            For the next $15 billion                         .1150
            For Managed Assets over $91 billion/(2)/         .1400
            -------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (which includes assets attributable to leverage used in the Nuveen fund complex) of all funds sponsored by the Adviser or by its affiliates.
(2)With respect to the complex-wide Managed Assets over $91 billion, the funds (via their Board of Directors/Trustees) and the Adviser intend that the parties will meet, prior to the time when complex-wide Managed Assets reach that level, to consider and negotiate the fee rate or rates that will apply to such assets. The parties agree that, in the unlikely event that complex-wide Managed Assets reach $91 billion prior to the parties reaching an agreement as to the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as the parties agree to a different rate or rates.

For each of the Funds, the fund-level fee, which is additive to the complex-level fee, is based upon the average daily net assets of each Fund as follows:

                                                    NWQ
                                          International  Rittenhouse
           Average Daily Net Assets               Value       Growth
           ----------------------------------------------------------
           For the first $125 million             .8500%       .6500%
           For the next $125 million              .8375        .6375
           For the next $250 million              .8250        .6250
           For the next $500 million              .8125        .6125
           For the next $1 billion                .8000        .6000
           For net assets over $2 billion         .7750        .5750
           ----------------------------------------------------------


----
24

As part of the reorganization of European Value, the Adviser agreed to waive part of its management fees or reimburse certain expenses of NWQ International Value through July 31, 2004, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets.

Effective August 1, 2003, the Adviser agreed to waive part of its management fees or reimburse certain expenses of Rittenhouse Growth through July 31, 2005, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.30% of the average daily net assets. As part of the reorganization of Innovation, the Adviser agreed to waive an additional .05% of Rittenhouse Growth's management fees or reimburse certain operating expenses through July 31, 2004.

The Adviser may also voluntarily agree to reimburse additional expenses from time to time, in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

During the fiscal year ended July 31, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                         NWQ
                                               International Rittenhouse
                                                       Value      Growth
        ----------------------------------------------------------------
        Sales charges collected (unaudited)          $13,316     $55,376
        Paid to authorized dealers (unaudited)        11,719      48,250
        ----------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                     NWQ
                                           International Rittenhouse
                                                   Value      Growth
           ---------------------------------------------------------
           Commission advances (unaudited)       $27,876    $108,928
           ---------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2004, the Distributor retained such 12b-1 fees as follows:

                                                     NWQ
                                           International Rittenhouse
                                                   Value      Growth
           ---------------------------------------------------------
           12b-1 fees retained (unaudited)       $53,720  $1,102,923
           ---------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2004, as follows:

                                                  NWQ
                                        International Rittenhouse
                                                Value      Growth
              ---------------------------------------------------
              CDSC retained (unaudited)       $14,694    $473,074
              ---------------------------------------------------

At July 31, 2004, Nuveen Investments, Inc. owned 1,289 shares of Class A, 1,318 shares of Class B, 1,318 shares of Class C, and 149,933 shares of Class R of NWQ International Value. At July 31, 2004, the Adviser owned 1,250 shares of each of Rittenhouse Growth's Class A, B, C and R.



----
25

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                       Investment Operations        Less Distributions
                                   -----------------------------  ----------------------


NWQ INTERNATIONAL VALUE




                                                     Net
                                         Net   Realized/
                         Beginning   Invest-  Unrealized              Net                            Ending
                               Net      ment     Invest-          Invest-                               Net
Year Ended                   Asset    Income   ment Gain             ment  Capital        Redemption  Asset     Total
July 31,                     Value (Loss)(a)      (Loss)    Total  Income    Gains  Total    Fees(a)  Value Return(b)
-----------------------------------------------------------------------------------------------------------------------
Class A (12/99)
 2004                       $16.01     $ .24      $ 4.72  $ 4.96    $(.18)     $-- $(.18)       $.03 $20.82     31.21%
 2003                        13.95       .20        1.82    2.02       --       --    --         .04  16.01     14.77
 2002                        16.22      (.12)      (2.15)  (2.27)      --       --    --          --  13.95    (14.00)
 2001                        22.93      (.18)      (6.53)  (6.71)      --       --    --          --  16.22    (29.26)
 2000(e)                     20.00      (.15)       3.08    2.93       --       --    --          --  22.93     14.65
Class B (12/99)
 2004                        15.53       .08        4.58    4.66     (.06)      --  (.06)         --  20.13     30.00
 2003                        13.68       .11        1.74    1.85       --       --    --          --  15.53     13.52
 2002                        16.03      (.23)      (2.12)  (2.35)      --       --    --          --  13.68    (14.66)
 2001                        22.82      (.34)      (6.45)  (6.79)      --       --    --          --  16.03    (29.75)
 2000(e)                     20.00      (.25)       3.07    2.82       --       --    --          --  22.82     14.10
Class C (12/99)
 2004                        15.55       .08        4.57    4.65     (.06)      --  (.06)         --  20.14     29.96
 2003                        13.68       .09        1.77    1.86       --       --    --         .01  15.55     13.67
 2002                        16.03      (.22)      (2.13)  (2.35)      --       --    --          --  13.68    (14.66)
 2001                        22.82      (.32)      (6.47)  (6.79)      --       --    --          --  16.03    (29.75)
 2000(e)                     20.00      (.24)       3.06    2.82       --       --    --          --  22.82     14.10
Class R (12/99)
 2004                        16.10       .28        4.75    5.03     (.22)      --  (.22)         --  20.91     31.31
 2003                        14.04       .27        1.79    2.06       --       --    --          --  16.10     14.67
 2002                        16.29      (.06)      (2.19)  (2.25)      --       --    --          --  14.04    (13.81)
 2001                        22.96      (.14)      (6.53)  (6.67)      --       --    --          --  16.29    (29.05)
 2000(e)                     20.00      (.12)       3.08    2.96       --       --    --          --  22.96     14.80
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                    Ratios/Supplemental Data
                         -----------------------------------------------------------------------------
                                   Before Credit/           After           After Credit/
                                    Reimbursement     Reimbursement(c)    Reimbursement(d)
NWQ INTERNATIONAL VALUE          -----------------   -----------------   -----------------
                                             Ratio               Ratio               Ratio
                                            of Net              of Net              of Net
                                           Invest-             Invest-             Invest-
                                              ment                ment                ment
                                 Ratio of   Income   Ratio of   Income   Ratio of   Income
                                 Expenses   (Loss)   Expenses   (Loss)   Expenses   (Loss)
                          Ending       to       to         to       to         to       to
                             Net  Average  Average    Average  Average    Average  Average   Portfolio
Year Ended                Assets      Net      Net        Net      Net        Net      Net    Turnover
July 31,                   (000)   Assets   Assets     Assets   Assets     Assets   Assets        Rate
--------------------------------------------------------------------------------------------------------
Class A (12/99)
 2004                    $ 5,580     1.74%    1.24%      1.74%    1.24%      1.74%    1.25%         41%
 2003                      3,898     2.45      .74       1.75     1.43       1.73     1.46         172**
 2002                      4,011     1.83     (.84)      1.83     (.84)      1.76     (.77)        183
 2001                      7,551     2.12     (.99)      2.12     (.98)      2.05     (.92)        224
 2000(e)                  10,676     2.66*   (1.90)*     1.82*   (1.05)*     1.75*    (.99)*       111
Class B (12/99)
 2004                      5,378     2.50      .42       2.50      .42       2.49      .43          41
 2003                      3,819     3.16      .13       2.50      .80       2.46      .83         172**
 2002                      2,586     2.60    (1.59)      2.60    (1.59)      2.53    (1.52)        183
 2001                      4,741     2.87    (1.79)      2.86    (1.78)      2.79    (1.71)        224
 2000(e)                   6,435     3.41*   (2.61)*     2.57*   (1.76)*     2.50*   (1.70)*       111
Class C (12/99)
 2004                      6,133     2.50      .44       2.50      .44       2.49      .44          41
 2003                      4,004     3.19     (.05)      2.50      .63       2.48      .66         172**
 2002                      4,667     2.58    (1.53)      2.58    (1.53)      2.51    (1.46)        183
 2001                      7,048     2.86    (1.72)      2.86    (1.72)      2.79    (1.65)        224
 2000(e)                   6,925     3.40*   (2.58)*     2.58*   (1.75)*     2.51*   (1.69)*       111
Class R (12/99)
 2004                     20,705     1.49     1.44       1.49     1.44       1.49     1.44          41
 2003                     14,051     2.17     1.22       1.50     1.90       1.46     1.93         172**
 2002                      8,367     1.56     (.48)      1.56     (.48)      1.49     (.41)        183
 2001                     10,325     1.87     (.79)      1.86     (.78)      1.79     (.71)        224
 2000(e)                  14,265     2.58*   (1.99)*     1.50*    (.90)*     1.43*    (.84)*       111
--------------------------------------------------------------------------------------------------------

*  Annualized.
** The cost of securities acquired in the acquisition of European Value of
   $4,173,965 was excluded from the portfolio turnover rate calculation.
(a)Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the period December 20, 1999 (commencement of operations) through July 31, 2000.




                                See accompanying notes to financial statements.

----
26

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                  Investment Operations        Less Distributions
                                              -----------------------------  ----------------------


RITTENHOUSE GROWTH



                                                                Net
                                                          Realized/
                                                    Net  Unrealized
                                    Beginning   Invest-     Invest-              Net                 Ending
                                          Net      ment        ment          Invest-                    Net
                                        Asset    Income        Gain             ment Capital          Asset     Total
Year Ended July 31,                     Value (Loss)(a)      (Loss)    Total  Income   Gains   Total  Value Return(b)
-----------------------------------------------------------------------------------------------------------------------
Class A (12/97)
 2004                                  $18.53     $(.06)     $  .96  $  .90      $--   $  --  $  --  $19.43      4.86%
 2003                                   17.48      (.07)       1.12    1.05       --      --     --   18.53      6.01
 2002                                   23.92      (.12)      (6.32)  (6.44)      --      --     --   17.48    (26.92)
 2001                                   29.09      (.13)      (5.04)  (5.17)      --      --     --   23.92    (17.77)
 2000                                   25.10      (.12)       4.12    4.00       --    (.01)  (.01)  29.09     15.93
Class B (12/97)
 2004                                   17.78      (.19)        .91     .72       --      --     --   18.50      4.05
 2003                                   16.89      (.19)       1.08     .89       --      --     --   17.78      5.27
 2002                                   23.31      (.28)      (6.14)  (6.42)      --      --     --   16.89    (27.54)
 2001                                   28.55      (.33)      (4.91)  (5.24)      --      --     --   23.31    (18.35)
 2000                                   24.82      (.33)       4.07    3.74       --    (.01)  (.01)  28.55     15.01
Class C (12/97)
 2004                                   17.79      (.19)        .91     .72       --      --     --   18.51      4.05
 2003                                   16.90      (.19)       1.08     .89       --      --     --   17.79      5.27
 2002                                   23.32      (.28)      (6.14)  (6.42)      --      --     --   16.90    (27.53)
 2001                                   28.56      (.33)      (4.91)  (5.24)      --      --     --   23.32    (18.35)
 2000                                   24.84      (.33)       4.06    3.73       --    (.01)  (.01)  28.56     15.01
Class R (12/97)
 2004                                   18.79        --         .96     .96       --      --     --   19.75      5.11
 2003                                   17.68      (.02)       1.13    1.11       --      --     --   18.79      6.28
 2002                                   24.15      (.07)      (6.40)  (6.47)      --      --     --   17.68    (26.79)
 2001                                   29.29      (.07)      (5.07)  (5.14)      --      --     --   24.15    (17.55)
 2000                                   25.22      (.05)       4.13    4.08       --    (.01)  (.01)  29.29     16.17
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                               Ratios/Supplemental Data
                                    ------------------------------------------------------------------------------
                                               Before Credit/           After           After Credit/
                                                Reimbursement     Reimbursement(c)    Reimbursement(d)
RITTENHOUSE GROWTH                           -----------------   -----------------   -----------------
                                                         Ratio               Ratio               Ratio
                                                        of Net              of Net              of Net
                                                       Invest-             Invest-             Invest-
                                                          ment                ment                ment
                                             Ratio of   Income   Ratio of   Income   Ratio of   Income
                                             Expenses   (Loss)   Expenses   (Loss)   Expenses   (Loss)
                                      Ending       to       to         to       to         to       to
                                         Net  Average  Average    Average  Average    Average  Average   Portfolio
                                      Assets      Net      Net        Net      Net        Net      Net    Turnover
Year Ended July 31,                    (000)   Assets   Assets     Assets   Assets     Assets   Assets        Rate
-------------------------------------------------------------------------------------------------------------------
Class A (12/97)
 2004                               $ 53,804     1.48%    (.33)%     1.43%    (.28)%     1.43%    (.28)%        19%
 2003                                 64,680     1.57     (.41)      1.57     (.41)      1.57     (.41)         27*
 2002                                 64,914     1.45     (.58)      1.45     (.58)      1.45     (.58)         27
 2001                                106,264     1.35     (.50)      1.35     (.50)      1.35     (.50)         35
 2000                                121,610     1.37     (.47)      1.35     (.45)      1.35     (.45)         28
Class B (12/97)
 2004                                114,954     2.23    (1.09)      2.18    (1.04)      2.18    (1.04)         19
 2003                                137,213     2.32    (1.16)      2.32    (1.16)      2.32    (1.16)         27*
 2002                                145,947     2.20    (1.33)      2.20    (1.33)      2.20    (1.33)         27
 2001                                239,203     2.10    (1.26)      2.10    (1.26)      2.10    (1.25)         35
 2000                                287,993     2.13    (1.23)      2.10    (1.20)      2.10    (1.20)         28
Class C (12/97)
 2004                                 86,376     2.23    (1.09)      2.18    (1.04)      2.18    (1.04)         19
 2003                                103,318     2.32    (1.16)      2.32    (1.16)      2.32    (1.16)         27*
 2002                                104,626     2.20    (1.33)      2.20    (1.33)      2.20    (1.33)         27
 2001                                167,272     2.10    (1.25)      2.10    (1.25)      2.10    (1.25)         35
 2000                                190,520     2.13    (1.23)      2.10    (1.20)      2.10    (1.20)         28
Class R (12/97)
 2004                                 16,052     1.23     (.07)      1.17     (.02)      1.17     (.02)         19
 2003                                 13,785     1.31     (.14)      1.31     (.14)      1.31     (.14)         27*
 2002                                 29,977     1.20     (.34)      1.20     (.34)      1.20     (.34)         27
 2001                                 40,995     1.10     (.25)      1.10     (.25)      1.10     (.25)         35
 2000                                 49,256     1.12     (.21)      1.10     (.19)      1.10     (.19)         28
-------------------------------------------------------------------------------------------------------------------

* The cost of securities acquired in the acquisition of Innovation of $20,085,610 was excluded from the portfolio turnover rate calculation.
(a)Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ International Value Fund and Nuveen Rittenhouse Growth Fund (constituting the Nuveen Investment Trust II, hereafter referred to as the "Funds") at July 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years then ended, and the financial highlights for the three years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended July 31, 2001 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated September 18, 2001.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
September 20, 2004


----
28

                                     Notes

--------------------------------------------------------------------------------
29

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Funds       Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994      Chairman and Director (since 1996) of Nuveen       145
3/28/49                     Board and                     Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                       LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                         (since 1996) of Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory Corp.;
                                                          Chairman and Director (since 1997) of Nuveen
                                                          Asset Management, Inc.; Director (since
                                                          1996) of Institutional Capital Corporation;
                                                          Chairman and Director (since 1999) of
                                                          Rittenhouse Asset Management, Inc.; Chairman
                                                          of Nuveen Investments Advisers Inc. (since
                                                          2002).

Trustees who are not interested persons of the Funds:


---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997      Private Investor and Management Consultant.        145
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (1989) as Senior Vice President of         145
7/29/34                                                   The Northern Trust Company; Director,
333 W. Wacker Drive                                       Community Advisory Board for Highland Park
Chicago, IL 60606                                         and Highwood, United Way of the North Shore
                                                          (since 2002).


---------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999      President, The Hall-Perrine Foundation, a          145
10/22/48                                                  private philanthropic corporation (since
333 W. Wacker Drive                                       1996); Director and Vice Chairman, United
Chicago, IL 60606                                         Fire & Casualty Company; formerly Director,
                                                          Federal Reserve Bank of Chicago; formerly,
                                                          President and Chief Operating Officer, SCI
                                                          Financial Group, Inc., a regional financial
                                                          services firm.


---------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004      Dean and Distinguished Professor of Finance,       145
3/16/48                                                   School of Business at the University of
333 W. Wacker Drive                                       Connecticut (since 2003); previously Senior
Chicago, IL 60606                                         Vice President and Director of Research at
                                                          the Federal Reserve Bank of Chicago
                                                          (1995-2003); Director, Credit Research
                                                          Center at Georgetown University; Director of
                                                          Xerox Corporation (since 2004).


---------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997      Senior Partner and Chief Operating Officer,        145
9/24/44                                                   Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                       Miller-Valentine Realty, a construction
Chicago, IL 60606                                         company; Chair, Miami Valley Hospital;
                                                          Chair, Dayton Development Coalition;
                                                          formerly, Member, Community Advisory Board,
                                                          National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal
                                                          Reserve Bank.


---------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997      Executive Director, Gaylord and Dorothy            145
12/29/47                                                  Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                       thereto, Executive Director, Great Lakes
Chicago, IL 60606                                         Protection Fund (from 1990 to 1994).

----
30

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                  Position(s)     Year First                                                Fund Complex
Birthdate              Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address            the Funds      Appointed(3) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------

Officers of the Funds:


--------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief              1988     Managing Director (since 2002), Assistant          145
9/9/56                 Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive    Officer                     formerly, Vice President and Assistant
Chicago, IL 60606                                  General Counsel of Nuveen Investments, LLC;
                                                   Managing Director (since 2002), General
                                                   Counsel and Assistant Secretary, formerly,
                                                   Vice President of Nuveen Advisory Corp. and
                                                   Nuveen Institutional Advisory Corp.;
                                                   Managing Director (since 2002), Assistant
                                                   Secretary and Associate General Counsel,
                                                   formerly, Vice President (since 2000), of
                                                   Nuveen Asset Management, Inc. Assistant
                                                   Secretary of Nuveen Investments, Inc. (since
                                                   1994); Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Managing Director, Associate General Counsel
                                                   and Assistant Secretary of Rittenhouse Asset
                                                   Management, Inc. (since 2003); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Michael T. Atkinson    Vice President     2000     Vice President (since 2002), formerly,             145
2/3/66                 and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive    Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                  LLC.


--------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo      Vice President     1999     Vice President of Nuveen Investments, LLC          145
11/28/67               and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                President (since 1997); Vice President and
Chicago, IL 60606                                  Treasurer of Nuveen Investments, Inc. (since
                                                   1999); Vice President and Treasurer of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp (since 1999);
                                                   Vice President and Treasurer of Nuveen Asset
                                                   Management, Inc. (since 2002) and of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Treasurer of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Treasurer of Nuveen
                                                   Rittenhouse Asset Management, Inc. (since
                                                   2003); Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger     Vice President     2000     Vice President (since 2002) and Assistant          145
9/24/64                and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                                Assistant Vice President (since 1998) of
Chicago, IL 60606                                  Nuveen Investments, LLC; Vice President
                                                   (since 2002) and Assistant Secretary (since
                                                   1998), formerly Assistant Vice President of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson      Vice President     1998     Managing Director (since 2004) formerly,           145
10/24/45                                           Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                Managing Director (since 2004) formerly,
Chicago, IL 60606                                  Vice President (since 1998) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald  Vice President     1995     Managing Director (since 2002) of Nuveen           145
3/2/64                                             Investments, LLC; Managing Director (since
333 W. Wacker Drive                                2001), formerly Vice President of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp. (since 1995); Managing
                                                   Director of Nuveen Asset Management, Inc.
                                                   (since 2001); Vice President of Nuveen
                                                   Investment Advisers Inc. (since 2002);
                                                   Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy         Vice President     1998     Vice President (since 1993) and Funds              145
5/31/54                and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC and Vice President and
Chicago, IL 60606                                  Funds Controller (since 1998) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.

----
31

================================================================================

                                                                                                Number of
                                                                                              Portfolios in
Name,               Position(s)     Year First                                                Fund Complex
Birthdate           Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed(3) During Past 5 Years                              Trustee
-----------------------------------------------------------------------------------------------------------
David J. Lamb       Vice President     2000     Vice President (since 2000) of Nuveen              145
3/22/63                                         Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                             President (since 1999); prior thereto,
Chicago, IL 60606                               Associate of Nuveen Investments, LLC;
                                                Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------
Tina M. Lazar       Vice President     2002     Vice President (since 1999), previously,           145
8/27/61                                         Assistant Vice President (since 1993) of
333 W. Wacker Drive                             Nuveen Investments, LLC.
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988     Vice President, Assistant Secretary and            145
7/27/51             and Assistant               Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                   Investments, LLC; Vice President and
Chicago, IL 60606                               Assistant Secretary of Nuveen Advisory Corp.
                                                and Nuveen Institutional Advisory Corp.;
                                                Assistant Secretary of Nuveen Investments,
                                                Inc. and (since 1997) Nuveen Asset
                                                Management, Inc.; Vice President (since
                                                2000), Assistant Secretary and Assistant
                                                General Counsel (since 1998) of Rittenhouse
                                                Asset Management, Inc.; Vice President and
                                                Assistant Secretary of Nuveen Investments
                                                Advisers Inc. (since 2002); Assistant
                                                Secretary of NWQ Investment Management
                                                Company, LLC (since 2002).


-----------------------------------------------------------------------------------------------------------
Edward F. Neild, IV Vice President     1996     Managing Director (since 2002) of Nuveen           145
7/7/65                                          Investments, LLC; Managing Director (since
333 W. Wacker Drive                             1997), formerly Vice President (since 1996)
Chicago, IL 60606                               of Nuveen Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.; Managing
                                                Director of Nuveen Asset Management, Inc.
                                                (since 1999). Chartered Financial Analyst.



(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
32

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager                        Legal Counsel              Transfer Agent and
Nuveen Institutional Advisory Corp. Chapman and Cutler LLP     Shareholder Services
333 West Wacker Drive               Chicago, IL                Boston Financial
Chicago, IL 60606                                              Data Services, Inc.
                                    Independent Registered     Nuveen Investor Services
Sub-Advisers                        Public Accounting Firm     P.O. Box 8530
NWQ Investment Management           PricewaterhouseCoopers LLP Boston, MA 02266-8530
Company, LLC                        Chicago, IL                (800) 257-8787
2049 Century Park East
Los Angeles, CA 90067               Custodian
Rittenhouse Asset Management, Inc.  State Street Bank & Trust
Five Radnor Corporate Center        Boston, MA
Radnor, PA 19087

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's quarterly portfolio of investments and information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
33

                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Managing $102 billion in assets, Nuveen
                                  Investments provides high-quality investment services that contribute to the building of well diversified investment portfolios. The Company serves institutional clients, financial advisors and high-net-worth investors. The firm's asset management capabilities are marketed through four distinct brands, each with an independent investment team and area of expertise; Nuveen, focused on fixed-income investments; NWQ, specializing in value-style equities; Rittenhouse, dedicated to conservative growth-style equities; and Symphony, with expertise in alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-GRW-0704D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant had at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert was William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR.

Although Mr. Bennett served as the audit committee financial expert during the reporting period, he unexpectedly resigned from the Board effective April 30, 2004. Since that time, the Audit Committee determined that Jack B. Evans, the Chairman of the Audit Committee, qualifies as an audit committee financial expert and recommended to the full Board that he be designated as such. On July 26, 2004, the full Board voted to so designate Mr. Evans. Accordingly, for this reporting period, the registrant did not have a designated "audit committee financial expert" from April 30, 2004 to July 26, 2004. Mr. Evans, who is independent for purposes of Item 3 of Form N-CSR, served as the registrant's audit committee financial expert from July 26, 2004 to the end of the reporting period on July 31, 2004.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolio; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust's auditor, billed to the Trust during the Trust's last two full fiscal years. For engagements with PricewaterhouseCoopers LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

              SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended             Audit Fees Billed    Audit-Related Fees       Tax Fees         All Other Fees
July 31, 2004                     to Funds           Billed to Funds     Billed to Funds    Billed to Funds
------------------------------------------------------------------------------------------------------------
Name of Series
--------------
NWQ International Value       $           6,588    $                0    $            37    $              0
Rittenhouse Growth                       13,684                     0                399                   0
                              ------------------------------------------------------------------------------
   Total                      $          20,272    $                0    $           436    $              0


The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                                           Percentage Approved Pursuant to Pre-approval Exception
                              ------------------------------------------------------------------------------
                              Audit Fees Billed    Audit-Related Fees       Tax Fees         All Other Fees
                                  to Funds           Billed to Funds     Billed to Funds    Billed to Funds
------------------------------------------------------------------------------------------------------------
Name of Series
--------------
NWQ International Value                0%                    0%                  0%                 0%
Rittenhouse Growth                     0                     0                   0                  0

Fiscal Year Ended             Audit Fees Billed    Audit-Related Fees       Tax Fees        All Other Fees
July 31, 2003                     to Funds           Billed to Funds     Billed to Funds    Billed to Funds
------------------------------------------------------------------------------------------------------------
Name of Series
--------------
NWQ International Value       $           5,727    $                0    $           658    $          3,728/1/
Rittenhouse Growth                       12,196                     0                658                   0
                              ------------------------------------------------------------------------------
   Total                      $          17,923    $                0    $         1,316    $          3,728

/1/ Reflects fees related to the PricewaterhouseCoopers' review of the N-14 merger documents.

The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                                           Percentage Approved Pursuant to Pre-approval Exception
                              ------------------------------------------------------------------------------
                              Audit Fees Billed    Audit-Related Fees       Tax Fees         All Other Fees
                                  to Funds           Billed to Funds     Billed to Funds    Billed to Funds
------------------------------------------------------------------------------------------------------------
Name of Series
--------------
NWQ International Value               N/A                  N/A                  N/A                N/A
Rittenhouse Growth                    N/A                  N/A                  N/A                N/A

                 SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Institutional Advisory Corp. ("NIAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NIAC ("Control Affiliate") that provides ongoing services to the Trust ("Affiliated Fund Service Provider"), for engagements directly related to the Trust's operations and financial reporting, during the Trust's last two full fiscal years.

                               Audit-Related Fees      Tax Fees Billed to      All Other Fees
                              Billed to Adviser and       Adviser and         Billed to Adviser
Fiscal Year Ended                Affiliated Fund        Affiliated Fund      and Affiliated Fund
July 31, 2004                   Service Providers      Service Providers      Service Providers
------------------------------------------------------------------------------------------------
Nuveen Investment Trust II             $0                      $0                     $0

                                    Percentage Approved Pursuant to Pre-approval Exception
                              ------------------------------------------------------------------
                               Audit-Related Fees      Tax Fees Billed to      All Other Fees
                              Billed to Adviser and       Adviser and         Billed to Adviser
                                 Affiliated Fund        Affiliated Fund      and Affiliated Fund
                                Service Providers      Service Providers      Service Providers
                              ------------------------------------------------------------------
                                       0%                      0%                     0%

                               Audit-Related Fees      Tax Fees Billed to      All Other Fees
                              Billed to Adviser and       Adviser and         Billed to Adviser
Fiscal Year Ended                Affiliated Fund        Affiliated Fund      and Affiliated Fund
July 31, 2003                   Service Providers      Service Providers      Service Providers
------------------------------------------------------------------------------------------------
Nuveen Investment Trust II             $0                      $0                     $0

                                    Percentage Approved Pursuant to Pre-approval Exception
                              ------------------------------------------------------------------
                               Audit-Related Fees      Tax Fees Billed to      All Other Fees
                              Billed to Adviser and       Adviser and         Billed to Adviser
                                 Affiliated Fund        Affiliated Fund      and Affiliated Fund
                                Service Providers      Service Providers      Service Providers
                              ------------------------------------------------------------------
                                       0%                      0%                     0%




The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Trust's audit is completed.

                               NON-AUDIT SERVICES

The following tables show the amount of fees that PricewaterhouseCoopers LLP billed during the Trust's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement relates directly to the Trust's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Trust's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP's independence.

                                                       Total Non-Audit Fees
                                                       billed to Adviser and
                                                      Affiliated Fund Service      Total Non-Audit Fees
                                                       Providers (engagements      billed to Adviser and
                                                      related directly to the     Affiliated Fund Service
Fiscal Year Ended             Total Non-Audit Fees    operations and financial     Providers (all other
July 31, 2004                    Billed to Trust      reporting of the Trust)           engagements)          Total
----------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
NWQ International Value       $                 37    $                      0    $                     0   $       37
Rittenhouse Growth                             399                           0                          0          399
                              ----------------------------------------------------------------------------------------
   Total                      $                436    $                      0    $                     0   $      436

                                                       Total Non-Audit Fees
                                                       billed to Adviser and
                                                      Affiliated Fund Service      Total Non-Audit Fees
                                                       Providers (engagements      billed to Adviser and
                                                      related directly to the     Affiliated Fund Service
Fiscal Year Ended             Total Non-Audit Fees    operations and financial     Providers (all other
July 31, 2003                    Billed to Trust      reporting of the Trust)           engagements)           Total
----------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
NWQ International Value       $              4,386    $                      0    $                     0   $    4,386/1/
Rittenhouse Growth                             658                           0                          0          658
                              ----------------------------------------------------------------------------------------
     Total                    $              5,044    $                      0    $                     0   $    5,044

/1/  Reflects fees related to the PricewaterhouseCoopers' review of the N-14 merger documents.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust's independent accountants and (ii) all audit and non-audit services to be performed by the Trust's independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment hereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/mf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date October 8, 2004
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date October 8, 2004
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date October 8, 2004
     ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.